UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 4, 2005 (April 28, 2005)

NOBLE CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	0-13857	98-0366361

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13135 South Dairy Ashford, Suite 800 Sugar Land, Texas	77478

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 276-6100

__________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     Amended and Restated Noble Corporation 1992 Nonqualified Stock Option Plan for Non-Employee Directors. On April 28, 2005, the members of Noble Corporation (the “Registrant”), upon recommendation of the Board of Directors of the Registrant, approved the amendment and restatement of the Noble Corporation 1992 Nonqualified Stock Option Plan for Non-Employee Directors (as amended and restated, the “1992 Plan”). The amendment and restatement of the plan:

•	increased by 325,000 the aggregate number of ordinary shares, par value $0.10 per share (“Ordinary Shares”), of the Registrant available for issuance under the 1992 Plan;

•	reduced the size of automatic annual grants of options to be made under the 1992 Plan to non-employee directors of the Registrant to 2,000 Ordinary Shares per director;

•	provided for an automatic annual award of 4,000 restricted shares to each non-employee director of the Registrant, which shares would vest one-third per year over three years, commencing on the first anniversary of the award; and

•	changed the name of the 1992 Plan to the “Amended and Restated Noble Corporation 1992 Nonqualified Stock Option and Restricted Share Plan for Non-Employee Directors.”

     The 1992 Plan will continue to provide for the initial grant of an option to purchase 10,000 Ordinary Shares to each new non-employee director of the Registrant upon his or her election to the Board of Directors of the Registrant. Subject to earlier termination, the 1992 Plan will remain in effect until the maximum number of Ordinary Shares issuable under the Plan have been issued.

     A brief description of the 1992 Plan is included as part of the Proposal Regarding the Noble Corporation 1992 Nonqualified Stock Option Plan for Non-Employee Directors in the Registrant’s Proxy Statement for the 2005 Annual General Meeting of Members, which was filed with the Securities and Exchange Commission on March 18, 2005 (the “Proxy Statement”). The full text of the 1992 Plan was filed as Exhibit 10.21 to the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, which was filed with the Securities and Exchange Commission on March 8, 2005 (the “2004 Form 10-K”). The descriptions of the 1992 Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 1992 Plan.

     Amendment of the Noble Corporation Equity Compensation Plan for Non-Employee Directors. On April 28, 2005, the members of the Registrant, upon recommendation of the Board of Directors of the Registrant, also approved the amendments (the “Equity Plan Amendments”) of the Noble Corporation Equity Compensation Plan for Non-Employee Directors (the “Equity Plan”). The Equity Plan Amendments:

•	increased by 50,000 the aggregate number of Ordinary Shares available for issuance under the Equity Plan;

•	increased the annual non-employee directors’ retainer fee from $35,000 to $50,000.

     The Equity Plan will continue to provide that 20 percent of the annual retainer fee will be paid to non-employee directors of the Registrant in the form of Ordinary Shares. Subject to earlier termination, the Equity Plan will remain in effect until the maximum number of Ordinary Shares issuable under the plan have been issued.

     A brief description of the Equity Plan Amendments is included as part of the Proposal to Amend the Noble Corporation Equity Compensation Plan for Non-Employee Directors in the Proxy Statement. The full text of the Equity Plan Amendments was filed as Exhibit 10.20 to the 2004 Form 10-K. The descriptions of the Equity Plan Amendments contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Equity Plan Amendments.

Item 9.01. Financial Statements and Exhibits.

     (c)   Exhibits.

EXHIBIT NUMBER		DESCRIPTION
10.1	—	Form of Noble Corporation Nonqualified Stock Option Agreement under the Noble Corporation 1991 Stock Option and Restricted Stock Plan.

10.2	—	Form of Noble Corporation Performance-Vested Restricted Stock Agreement under the Noble Corporation 1991 Stock Option and Restricted Stock Plan.

10.3	—	Form of Noble Corporation Time-Vested Restricted Stock Agreement under the Noble Corporation 1991 Stock Option and Restricted Stock Plan.

10.4	—	Form of Noble Corporation Nonqualified Stock Option Agreement under the Amended and Restated Noble Corporation 1992 Nonqualified Stock Option and Restricted Share Plan for Non-Employee Directors.

10.5	—	Form of Noble Corporation Restricted Share Agreement under the Amended and Restated Noble Corporation 1992 Nonqualified Stock Option and Restricted Share Plan for Non-Employee Directors.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION
Date: May 4, 2005	By:	/s/ JULIE J. ROBERTSON
Julie J. Robertson,
Senior Vice President - Administration and Corporate Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION
10.1	—	Form of Noble Corporation Nonqualified Stock Option Agreement under the Noble Corporation 1991 Stock Option and Restricted Stock Plan.

10.2	—	Form of Noble Corporation Performance-Vested Restricted Stock Agreement under the Noble Corporation 1991 Stock Option and Restricted Stock Plan.

10.3	—	Form of Noble Corporation Time-Vested Restricted Stock Agreement under the Noble Corporation 1991 Stock Option and Restricted Stock Plan.

10.4	—	Form of Noble Corporation Nonqualified Stock Option Agreement under the Amended and Restated Noble Corporation 1992 Nonqualified Stock Option and Restricted Share Plan for Non-Employee Directors.

10.5	—	Form of Noble Corporation Restricted Share Agreement under the Amended and Restated Noble Corporation 1992 Nonqualified Stock Option and Restricted Share Plan for Non-Employee Directors.